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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 4 TO
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2001

SILICON IMAGE, INC.
(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-26887 (Commission File Number)	77-0396307 (IRS Employer Identification No.)
1060 East Arques Avenue, Sunnyvale, CA (Address of principal executive offices)	94086 (Zip Code)

(408) 616-4000
(The Registrant's telephone number)

(Former name or former address, if changed since last report)

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

    On June 20, 2001, Silicon Image, Inc. filed a Form 8-K to report the completion of its acquisition of CMD Technology, Inc. (CMD), a California corporation. On August 10, 2001, and October 2, 2001, Silicon Image filed the pro forma financial information for the three months ended March 31, 2001, and six months ended June 30, 2001, respectively. Silicon Image is filing this amendment to provide pro forma financial information for the nine months ended September 30, 2001.

(a) Financial Statements of Business Acquired.

    The documents filed as Exhibit 99.02 to Amendment No. 1 on August 10, 2001 are incorporated into this report by reference.

(b) Pro Forma Financial Information.

    The following documents appear as Exhibit 99.03 to this report and are incorporated into this report by reference:

    Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2001.

    Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2000.

    Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2001.

    Notes to Unaudited Pro Forma Condensed Combined Financial Information.

(c) Exhibits.

23.01*	Consent of Independent Auditors.
99.02*	Financial Statements of CMD Technology, Inc.
99.03	Pro Forma Financial Information.

*
Previously filed with the Securities and Exchange Commission as an exhibit to Amendment No. 1 to this report on August 10, 2001

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2001	SILICON IMAGE, INC.

	By:	/s/ Robert Gargus
Robert Gargus
Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

23.01*	Consent of Independent Auditors.
99.02*	Financial Statements of CMD Technology, Inc.
99.03	Pro Forma Financial Information.

* Previously filed with the Securities and Exchange Commission as an exhibit to Amendment No. 1 to this report on August 10, 2001

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  ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX